SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary  Proxy Statement
                                  [ ]  Confidential,  for Use of the Commission
                                      Only (as  permitted  by Rule  14a-6(e)(2)
[ X ] Definitive  Proxy  Statement
[   ] Definitive   Additional   Materials
[   ] Soliciting   Material   Pursuant  to 240.14a-11(c) or 240.14a-12


                       VININGS INVESTMENT PROPERTIES TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2) Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               (4) Proposed maximum aggregate value of transaction:

               (5) Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[     ]  Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                       VININGS INVESTMENT PROPERTIES TRUST

                              3111 Paces Mill Road
                                   Suite A-200
                                Atlanta, GA 30339
                                 (770) 984-9500

                                                                   June 10, 1999

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Vinings Investment Properties Trust (the "Trust") to be held on Tuesday, June 29, 1999, at 10:00 a.m., local time, at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, GA 30339 (the "Annual Meeting").

         The Annual Meeting has been called for the purpose of considering and voting upon the election of seven Trustees, each to serve for a one-year term and until the election and qualification of his or her successor, the adoption of certain amendments to the Trust's Second Amended and Restated Declaration of Trust, as amended (the "Declaration of Trust"), and such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Trustees has fixed the close of business on June 4, 1999 as the record date for determining shareholders entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

         The Board of Trustees of the Trust recommends that you vote "FOR" the election of the seven nominees of the Board of Trustees as Trustees of the Trust and "FOR" each of the amendments to the Declaration of Trust.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Very truly yours,

PETER D. ANZO
President and Chief Executive Officer

                       VININGS INVESTMENT PROPERTIES TRUST

                              3111 Paces Mill Road
                                   Suite A-200
                                Atlanta, GA 30339
                                 (770) 984-9500

                                 ---------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                      To be Held on Tuesday, June 29, 1999

                                 --------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vinings Investment Properties Trust (the "Trust") will be held on Tuesday, June 29, 1999, at 10:00 a.m., local time, at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339 (the "Annual Meeting"), for the purpose of considering and voting upon:

        1. The election of seven Trustees, each to serve for a one-year term and until the election and qualification of his or her successor;

        2. The approval of a proposal to amend the Trust's Second Amended and Restated Declaration of Trust, as amended (the "Declaration of Trust"), to decrease the total number of authorized shares of beneficial interest from unlimited to 25,000,000 and to classify all such shares as common shares of beneficial interest or, if Proposal 3 is also approved by the Shareholders, to decrease the total number of authorized shares of beneficial interest from unlimited to 32,050,000 and to classify 25,000,000 of such shares as common shares of beneficial interest;

        3. The approval of a proposal to amend the Declaration of Trust to authorize a new class of 7,050,000 preferred shares of beneficial interest which, upon the affirmative vote of two-thirds of the Board of Trustees, may be issued in such amounts, in one or more series, and with such designations, preferences, limitations and relative rights for each series as the Board of Trustees shall determine;

        4.     The approval of a proposal to amend the  Declaration  of Trust to
               (a) provide the Trust with a perpetual existence, (b) remove all references and provisions relating to the Trust's being externally-advised and the Trust's prior operations as a mortgage real estate investment trust, (c) eliminate those provisions that prohibit the Trust from investing in certain investments in which a Trustee or officer of the Trust has an interest and (d) eliminate those provisions that require the Trust to mail to shareholders certain financial information that is already required to be disclosed to all shareholders; and

        5. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Under the provisions of the Declaration of Trust, the Board of Trustees has fixed the close of business on June 4, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of record of shares of beneficial interest, without par value, of the Trust at the close of business on that date will be entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies.



By Order of the Board of Trustees,

STEPHANIE A. REED
Secretary

June 10, 1999


        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       VININGS INVESTMENT PROPERTIES TRUST

                              3111 Paces Mill Road
                                   Suite A-200
                                Atlanta, GA 30339
                                 (770) 984-9500

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on Tuesday, June 29, 1999

        This Proxy Statement and the enclosed Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Trustees of Vinings Investment Properties Trust (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Tuesday, June 29, 1999, at 10:00 a.m., local time, at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the shareholders of the Trust will be asked to consider and vote upon the following matters:

        1. The election of seven Trustees, each to serve for a one-year term and until the election and qualification of his or her successor;

        2. The approval of a proposal to amend the Trust's Second Amended and Restated Declaration of Trust, as amended (the "Declaration of Trust"), to decrease the total number of authorized shares of beneficial interest from unlimited to 25,000,000 and to classify all such shares as common shares of beneficial interest or, if Proposal 3 is also approved by the Shareholders, to decrease the total number of authorized shares of beneficial interest from unlimited to 32,050,000 and to classify 25,000,000 of such shares as common shares of beneficial interest;

        3. The approval of a proposal to amend the Declaration of Trust to authorize a new class of 7,050,000 preferred shares of beneficial interest which, upon the affirmative vote of two-thirds of the Board of Trustees, may be issued in such amounts, in one or more series, and with such designations, preferences, limitations and relative rights for each series as the Board of Trustees shall determine;

        4.     The approval of a proposal to amend the  Declaration  of Trust to
               (a) provide the Trust with a perpetual existence, (b) remove all references and provisions relating to the Trust's being externally-advised and the Trust's prior operations as a mortgage real estate investment trust, (c) eliminate those provisions that prohibit the Trust from investing in certain investments in which a Trustee or officer of the Trust has an interest and (d) eliminate those provisions that require the Trust to mail to shareholders certain financial information that is already required to be disclosed to all shareholders; and

        5. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Trust on or about June 10, 1999 in connection with the solicitation of proxies for the Annual Meeting. The Board of Trustees has fixed the close of business on June 4, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of shares of beneficial interest, without par value, of the Trust (the "Shares") at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of May 18, 1999, there were 1,100,504 Shares outstanding and entitled to vote at the Annual Meeting and 700 shareholders of record. Each Share outstanding as of the close of business on the Record Date entitles the holder thereof to one vote on each matter properly submitted at the Annual Meeting.


VOTING

        The representation in person or by proxy of at least a majority of the outstanding Shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Each Share outstanding on the Record Date is entitled to one vote. A quorum being present, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect Trustees, and the affirmative vote of a majority of the outstanding Shares entitled to vote at the Annual Meeting is required to approve each of Proposal 2, Proposal 3 and Proposal 4. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Trustees, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. With respect to each of Proposal 2, Proposal 3 and Proposal 4, abstentions and broker non-votes will have the same effect as votes against the approval of such proposal.

        The Annual Report of the Trust, including financial statements for the fiscal year ended December 31, 1998 ("fiscal 1998"), is being mailed to shareholders of the Trust concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.


PROXIES; REVOCATION OF PROXIES

        Shareholders of the Trust are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares represented by properly executed proxies received by the Trust and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the seven nominees for Trustees set forth in Proposal 1 and "FOR" each of Proposal 2, Proposal 3 and Proposal 4. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Trust, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.


EXPENSES OF SOLICITATION

        All expenses of this solicitation will be borne by the Trust. Brokerage firms, nominees, fiduciaries and other custodians have been requested to forward proxy solicitation materials to the beneficial owners of Shares held of record by such persons, and the Trust will reimburse such brokerage firms, nominees, fiduciaries and other custodians for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition to solicitation of proxies by mail, Trustees, officers and employees of the Trust, without receiving additional compensation therefor, may solicit proxies from shareholders of the Trust by telephone, facsimile, letter, in person or by other means.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                              ====================

        The Board of Trustees of the Trust currently consists of seven members, each of whom serves for a one-year term and until the election and qualification of his or her successor.

        At the Annual Meeting, seven Trustees will be elected to serve until the 2000 annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Trustees has nominated Peter D. Anzo, Stephanie A. Reed, Phill D. Greenblatt, Henry Hirsch, Martin H. Petersen, James
D. Ross and Gilbert H. Watts, Jr., each of whom currently serves as a Trustee, for election as Trustees. Certain information with respect to the persons nominated by the Board of Trustees for election as Trustees is shown below under "Information Regarding Trustees." Unless otherwise specified in the proxy, it is the intention of the proxy holders to vote the Shares represented by each properly executed proxy for the election as Trustees of each of the nominees. Each of the nominees has agreed to stand for election and to serve if elected as a Trustee. If any of the persons nominated by the Board of Trustees fails to stand for election or is unable to accept election, however, proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Trustees may recommend.


VOTE REQUIRED FOR APPROVAL

        A quorum being present, the affirmative vote of a majority of the votes cast at the Annual Meeting is necessary to elect a nominee as a Trustee of the Trust.

         The Board of Trustees of the Trust recommends that the Trust's shareholders vote "FOR" the election of each of the seven
                       nominees as Trustees of the Trust.



                         INFORMATION REGARDING TRUSTEES



MEETINGS OF BOARD OF TRUSTEES AND COMMITTEES

     During fiscal 1998, the Board of Trustees of the Trust held ten meetings. Each Trustee who was a Trustee during fiscal 1998 attended at least 75% of the total number of meetings of the Board of Trustees and meetings held by all committees of the Board of Trustees on which such Trustee served. The Board of Trustees has established an Audit Committee and a Compensation Committee. Stephanie A. Reed, Gilbert H. Watts, Jr. and Martin H. Petersen were members of the Audit Committee during fiscal 1998. The Audit Committee reviews the financial statements of the Trust and the scope of the annual audit, monitors the Trust's internal financial and accounting controls and recommends to the Board of Trustees the appointment of independent certified public accountants. The Audit Committee did not meet during fiscal 1998. James D. Ross, Gilbert H. Watts, Jr. and Phill D. Greenblatt were members of the Compensation Committee during fiscal 1998. The Compensation Committee reviews the Trust's executive compensation policies and recommends the compensation levels of executive officers of the Trust to the Board of Trustees. See "Report of the Compensation Committee of the Board of Trustees on Executive Compensation." The Compensation Committee met one time during fiscal 1998. The Board of Trustees does not have a nominating committee.


COMPENSATION OF TRUSTEES

     Trustees who are officers of the Trust do not receive compensation for their services as Trustees. Trustees who are not officers of the Trust (each a "Non-Employee Trustee") receive compensation for their services as the Board of Trustees may from time to time determine. During fiscal 1998, the Non-Employee Trustees did not receive an annual retainer but did receive $250 for each regular and special meeting of the Board of Trustees attended.

     In addition, the Non-Employee Trustees are eligible to participate in the Trust's 1997 Stock Option and Incentive Plan (the "1997 Incentive Plan"). Pursuant to the 1997 Incentive Plan, in fiscal 1998, the Board of Trustees granted to the Non-Employee Trustees stock options to purchase an aggregate of 27,000 Shares, subject to vesting and certain other conditions. Martin H. Petersen, James D. Ross and Thomas B. Bender (Mr. Bender served as a Trustee from January 1, 1998 through May 4, 1998, the date of the 1998 annual meeting of shareholders) each received an option to purchase 3,000 Shares. Phill D. Greenblatt, Henry Hirsch and Gilbert H. Watts, Jr. each received an option to purchase 6,000 Shares. Each of these options was granted at a per Share exercise price of $4.00 and becomes fully exercisable on June 9, 1999, the first anniversary of the grant date.


INFORMATION REGARDING TRUSTEES

     Set forth below is certain information regarding the current seven Trustees of the Trust who are elected by the Trust's shareholders at each annual meeting of the Trust.

              ------------------------------- ------------
                                                Trustee
                    Name                         Since
               ------------------------------- ------------
               Peter D. Anzo                      1996
               Stephanie A. Reed                  1996
               Phill D. Greenblatt                1996
               Henry Hirsch                       1996
               Martin H. Petersen                 1996
               James D. Ross                      1998
               Gilbert H. Watts, Jr.              1996
               ------------------------------- ------------

     PETER D. ANZO, age 45, has been Chief Executive Officer, President and Chairman of the Board of Trustees since 1996. He is also Chief Executive Officer and a director of The Vinings Group, Inc. and affiliates, a position he has held since 1987. From 1990 through 1997 Mr. Anzo was Chief Executive Officer and a director of A&P Investors, Inc. Mr. Anzo has been a delegate since 1995, on the Legislative Committee since 1991 and is currently Chairman of the Political Action Committee of the National Apartment Association. He has been past Co-Chairman of the Government Affairs Committee since 1995, Co-Chairman of the Affordable Housing Task Force and a director from 1992 until 1998 of the Atlanta Apartment Association. He was a director of the Georgia Apartment Association from 1993 to 1998. From 1983 until 1986, Mr. Anzo served as Vice President of Acquisitions of First Investment Companies, where he was involved in the management and acquisition of commercial apartment properties throughout the United States. Mr. Anzo was Vice President, Dispositions of Balcor/American Express from 1981 until 1983, where he was involved in the sale of apartment communities and commercial properties in the United States. Prior to 1981, Mr. Anzo was involved in the management, leasing, purchase and construction of real property with The Beaumont Company and Linkletter Properties.

     STEPHANIE A. REED, age 40, has been Vice President, Secretary, Treasurer and a Trustee since 1996. Since 1991, Ms. Reed has been Vice President and a director of The Vinings Group, Inc. and affiliates. She was also Vice President of A&P Investors, Inc. from 1991 through 1997. From 1987 to 1991, Ms. Reed was Vice President -- Development of The Sterling Group, Inc., a multifamily development company located in Atlanta, Georgia where she was responsible for all phases of development for multifamily projects. Prior to 1987, she served as Vice President -- Finance of The Sterling Group, Inc., in the syndication and management of multifamily projects. Prior to joining The Sterling Group, Inc., she was a certified public accountant for independent public accounting firms in Atlanta, Georgia and Orlando, Florida.

     PHILL D. GREENBLATT, age 53, has been a Trustee since 1996. Since 1975, Mr. Greenblatt has been President of p.d.g. Real Estate Co., Inc., a real estate brokerage and investment firm in multifamily, retail and industrial properties in Colorado, Arizona and Florida. From 1971 through 1974, Mr. Greenblatt was a commercial sales associate with Heller-Mark Realty. He also served as an investment banking officer for the First National Bank of Denver from 1968 to 1971.

     HENRY HIRSCH, age 62, has been a Trustee since 1996. Mr. Hirsch is Chairman of the Board of Engineered Concepts, Inc., ECI Management Corporation and ECI Realty, and is President of ECI Properties, positions which he has held for over ten years. Mr. Hirsch has been involved in the real estate business since 1968, specializing in multifamily apartment development. He and his related entities currently own and/or manage over 3,500 apartment units, as well as office buildings. The construction arm of his related entities has completed over $250,000,000 of new construction and rehabilitation. Mr. Hirsch is a Certified Apartment Property Supervisor with the National Apartment Association. He has served on the Hotpoint Builders Advisory Council and National Association of Home Builders, and has served as a director and past President of the Atlanta Apartment Association. He has served as a Regional Vice President of the National Apartment Association.

     MARTIN H. PETERSEN, age 49, has been a Trustee since 1996. Mr. Petersen is currently President and a director of The Hallmark Companies, Inc. and affiliates, which are active in the ownership and management of multifamily communities. He is also the President and a director of A&P Investors, Inc., a position he has held since 1990. From 1987 through 1997 he was President and a director of The Vinings Group, Inc. and affiliates. Since 1975 he has been a licensed real estate broker in the State of Georgia, as well as a member of the Institute of Real Estate Management. From 1984 through 1987 Mr. Petersen was Vice President of Southeast United States Plaza Equities Management and Plaza Pacific Equities, Inc., where he supervised the acquisition, disposition and management of 5,700 apartment units located throughout the southeastern United States. Mr. Petersen served as a Branch Manager of GK Properties of Atlanta, Georgia, from 1979 to 1984, where he was responsible for overseeing the operations of its southeastern United States offices, which included the acquisition and management of 5,500 garden style apartment units. Prior to joining GK Properties, from 1975 through 1979, he served as Vice President of Stonehenge Properties and Stonehenge Realty Corp., where he oversaw the management of the commercial office division and performed various other functions, including the initiation of numerous feasibility, marketing and other consulting studies for real estate investment trusts, financial institutions, savings and loans and other owners of distressed and foreclosed properties. From 1971 to 1974, Mr. Petersen was a credit analyst for Dun & Bradstreet in its Business Trades Division.

     JAMES D. ROSS, age 49, has been a Trustee since 1998. Mr. Ross is currently associated with Financial & Investment Management Group, a registered investment advisor. From 1995 to early 1998, Mr. Ross was Executive Vice President of Aegon U.S.A. Investment Management, an international insurance and investment concern. At Aegon, Mr. Ross was responsible for interest rate risk management including all commercial and residential mortgage backed securities holdings. From 1991 to 1995, he served as Chief Executive Officer of Southeastern Financial Services, a registered investment advisor and an affiliated company of Kentucky Home Mutual. Mr. Ross also served on the Board of Directors of Kentucky Home Mutual. From 1985 to 1991, Mr. Ross served as Treasurer and Chief Investment Officer for Shenandoah Life Insurance Company. From 1975 to 1985, Mr. Ross was employed by Maccabees Mutual Life Insurance Company where he served as an investment officer and portfolio manager. Mr. Ross is a member of the State Bars of Kentucky and Michigan.

     GILBERT H. WATTS, JR., age 50, has been a Trustee since 1996. Mr. Watts is Managing Partner of Watts Agent, L.P., a position he has held since 1971. Watts Agent, L.P. manages various real estate investments including residential, commercial and industrial properties. Mr. Watts is the Chairman of Radio Center Dalton, Inc., a position he has held since 1985. Mr. Watts also is a Director of The Community Group, Inc., a five bank holding company, and a Director of various family businesses.



                    INFORMATION REGARDING EXECUTIVE OFFICERS

     Listed below are the names of the executive officers of the Trust. The names and ages of all executive officers of the Trust and principal occupation and business experience during at least the last five years is discussed above in "Information Regarding Trustees."

           -------------------          ----------------------------------------
           Name                               Position
           -------------------          ----------------------------------------
           Peter D. Anzo                 President, Chief Executive Officer
                                           and Chairman of the Board of Trustees

           Stephanie A. Reed             Vice President, Secretary and Treasurer

     The business experience of Mr. Anzo and Ms. Reed has been summarized above under "Information Regarding Trustees."



                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Trust's Chief Executive Officer. The Trust had no executive officers who earned in excess of $100,000 during fiscal 1998.


SUMMARY COMPENSATION TABLE

     The following table shows for the fiscal years ended December 31, 1996, 1997 and 1998 the annual compensation paid by the Trust to the Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during fiscal year 1998.


                                                                         Long Term Compensation
                                                                         ----------------------
                             Annual Compensation                        Awards             Payouts
                             -------------------                        ------             -------
      (a)            (b)      (c)      (d)          (e)             (f)          (g)        (11)         (i)
                                                                             Securities
                                               Other Annual     Restricted   Underlying     LTIP      All Other
                            Salary    Bonus    Compensation       Stock      Warrants/    Payouts  Compensation
                                                                 Award(s)      Options
                    Year      ($)      ($)          ($)             ($)          (#)         ($)         ($)
                    --------------------------------------------------------------------------------------------
Peter D. Anzo (1)   1998      --   40,000(2)        --              --       35,000(3)        --          --
President, Chief    1997      --       --           --              --        5,000(3)        --          --
Executive Officer   1996      --       --           --              --           --           --          --
and Chairman of
the Board

(1) Mr. Anzo became President, Chief Executive Officer and Chairman of the Board of Trustees on February 29, 1996.

     Mr. Anzo did not receive salary compensation from the Trust for services rendered in his capacity as President, Chief Executive Officer and Chairman of the Board of Trustees of the Trust during fiscal 1998 or during the fiscal years ended December 31, 1997 and 1996. See "Report of the Compensation Committee of the Board of Trustees on Executive Compensation -- Compensation Policies for Executive Officers" below.

(2) Represents a bonus in the form of 10,000 Shares which had a market value as of July 1, 1998, the date of the grant, of $40,000.

(3) Represents stock options granted pursuant to the Trust's 1997 Stock Option and Incentive Plan.


OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options during fiscal 1998 to the Chief Executive Officer (who is the only executive officer named in the Summary Compensation Table). No stock appreciation rights ("SARs") have been granted.


                                                                                               Potential
                                                                                           Realizable Value
                                                                                              at Assumed
                                                                                            Annual Rates of
                                                                                              Stock Price
                                                                                           Appreciation for
                                            Individual Grants                               Option Term (3)
                                          --------------------                             -----------------
        (a)               (b)             (c)                (d)           (e)              (f)          (g)
                       Number of
                      Securities      % of Total
                      Underlying     Options/SARs
                        Options       Granted to         Exercise or
                        Granted      Employees in        Base Price    Expiration
                        (#)(1)      Fiscal Year(2)         ($/Sh)         Date             5%($)       10%($)
                        ------      --------------         ------         ----             -----       ------
   Peter D. Anzo        35,000            82%               $4.00        6/10/08          $88,045     $223,124


(1) All options were granted pursuant to the Trust's 1997 Stock Option and Incentive Plan.

(2) Percentages are based on a total of 42,500 Shares underlying all options granted to Officers of the Trust in fiscal 1998.

(3) Represents the value of the options granted at the end of the option terms if the price of the Trust's Shares were to appreciate annually by 5% and 10% respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. If the stock price appreciates, the value of Shares held by all shareholders will increase.

(4) Such options vest and become fully exercisable on the first anniversary of the date of the grant or June 9, 1999.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUES

     The following table sets forth the Shares acquired and the value realized upon exercise of stock options during fiscal 1998 by the Chief Executive Officer (who is the only executive officer named in the Summary Compensation Table) and certain information concerning the number and value of unexercised stock options. There are currently no outstanding SARs.

              (a)                 (b)             (c)                   (d)                         (e)

                                                               Number of Securities        Value of Unexercised
                                                              Underlying Unexercised       In-the-Money Options/
                            Shares Acquired      Value     Options/Warrants at FY-End(#) Warrants at FY-End (#)(1)
             Name           on Exercise(#)     Realized     Exercisable   Unexercisable   Exercisable Unexercisable
             ----           --------------     --------    ------------   -------------   ----------- -------------
         Peter D. Anzo            --              --           5,000         35,000           --           --


(1) Equal to the market value of Shares covered by in-the-money options on December 31, 1998, less the aggregate option exercise price. Options are in-the-money if the market value of the Shares covered thereby is greater than the exercise price of the options.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES ON EXECUTIVE COMPENSATION

     The members of the Compensation Committee of the Board of Trustees of the Trust, whose names are set forth below, have prepared the following report on the Trust's executive compensation policies and philosophy for fiscal 1998.


GENERAL

     The Compensation Committee consists of Mr. Ross, Mr. Watts and Mr. Greenblatt, each of whom is a Non-Employee Trustee. The Compensation Committee is generally responsible for developing the Trust's executive and management compensation policies, including awards of equity-based compensation.


COMPENSATION POLICY REVIEW

     During fiscal 1998, the Compensation Committee, together with the Board of Trustees, did not complete its review of the compensation policies with respect to executive compensation as the officers were not paid by the Trust in fiscal 1998. While it is still anticipated that the officers will receive compensation during fiscal 1999, it has not been determined when the officers will be paid by the Trust, but the Compensation Committee will complete its review and establish the compensation of the executives of the Trust prior to such time.


COMPENSATION OF EXECUTIVE OFFICERS

Base Salary and Cash Bonuses
----------------------------

     Officers of the Trust historically have not received compensation for their services provided to the Trust. Until February 29, 1996, the date upon which an affiliate of the Trust acquired approximately 73.3% of the outstanding Shares of the Trust pursuant to a tender offer (the "Tender Offer"), the Trust was an externally-advised real estate investment trust (a "REIT"), and accordingly, the Trust had no employees and no compensation committee. Upon the consummation of the Tender Offer, the relationship with the Trust's advisor was terminated and the Trust became self-administered and established a compensation committee. As a result, the Trustees currently anticipate that officers of the Trust may serve as employees and may be compensated as such for services rendered to the Trust.

     During Fiscal 1998, the officers of the Trust did not receive cash compensation from the Trust for their services as officers, but did receive bonuses in the form of Shares and options to purchase Shares. See "Equity and Equity-Based Incentives" below. While a majority of their time was spent handling Trust affairs, the officers were also officers of The Vinings Group, Inc. ("The Vinings Group"), a privately held real estate company, from which they received compensation and benefits. The Trust did not reimburse The Vinings Group for any of the officers' salaries or benefits provided to them by The Vinings Group. Should any officers of the Trust become employees and be directly compensated by the Trust for such services, the Compensation Committee will recommend to the Board of Trustees the annual salary, any salary adjustments and any other benefits for executive officers of the Trust, all of which will be targeted according to the salaries of executives holding similar offices and having similar responsibilities within the Trust's industry segment. The Compensation Committee may also consider factors such as industry experience and executive retention.


Equity and Equity-Based Incentives
----------------------------------

     Equity and equity-based incentive awards are designed to attract and retain executives who can make significant contributions to the Trust's success, reward executives for such significant contributions and give executives a longer-term incentive to increase shareholder value. The size and frequency of equity and equity-based incentive awards are recommended to the Board of Trustees by the Compensation Committee, taking into account individual performance and responsibilities, but without any specific performance measures. The Compensation Committee may also recommend stock options for executive retention purposes, taking into account, among other things, general industry practice. To ensure that high levels of performance occur over the long-term, stock options granted to executives typically vest over a period of time. All outstanding options have been granted with an exercise price equal to or in excess of 100% of the fair market value of the Trust's Shares on the grant date.

     The 1997 Incentive Plan is the principal vehicle by which the Trust intends to achieve the executive compensation policy objective of providing long-term incentives to executive officers that will more closely align the interests of such executives with those of the Trust's shareholders. Pursuant to the 1997 Incentive Plan, the Compensation Committee may recommend a variety of long-term incentive awards based on the Shares of the Trust, including stock options (both incentive options and non-qualified options), SARs, restricted stock, unrestricted stock, performance shares and dividend equivalent rights.

     In fiscal 1998, Peter D. Anzo and Stephanie A. Reed were each granted an option to purchase 35,000 Shares and 7,500 Shares, respectively, at a per Share exercise price of $4.00. Each of these options vests and becomes fully exercisable on June 9, 1999, the first anniversary of the grant date. Additionally, Peter D. Anzo and Stephanie A. Reed were each awarded a bonus in the form of 10,000 Shares and 2,500 Shares, respectively, during fiscal 1998. The Board of Trustees granted these awards to Mr. Anzo and Ms. Reed as compensation for services rendered to the Trust as officers as they did not receive cash compensation from the Trust for their services as officers. Any value received by an executive officer from a stock option and any increases in the value of stock received as a bonus depends entirely on increases in the price of the Trust's Shares.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Mr. Peter D. Anzo
-----------------

     Mr. Anzo currently does not receive cash compensation for services he provides to the Trust as its Chief Executive Officer. See "Compensation Policies for Executive Officers" above. In order to encourage outstanding performance and as an incentive to increase Trust performance and Share value, in fiscal 1998, the Board of Trustees awarded Mr. Anzo an option to purchase 35,000 Shares, at a per Share exercise price of $4.00, which option vests and becomes fully exercisable on June 9, 1999, the first anniversary of the grant date. Additionally, Mr. Anzo was awarded a bonus in the form of 10,000 Shares during fiscal 1998.


FEDERAL TAX REGULATIONS APPLICABLE TO EXECUTIVE COMPENSATION

     As a result of Section 162(m) of the Internal Revenue Code (the "Code"), the Trust's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of the Trust's taxable year) receives compensation in excess of $1,000,000 in such taxable year of the Trust (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Trust intends to take appropriate action to comply with such regulations, if applicable, in the future.

James D. Ross, Chairman       Gilbert H. Watts, Jr.          Phill D. Greenblatt


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Anzo, the President, Chief Executive Officer and Chairman of the Board of Trustees of the Trust, and Ms. Reed, Vice President, Secretary and Treasurer of the Trust, will make general recommendations to and review with the Compensation Committee the salary increases and bonus compensation of executives and management other than themselves.

     On February 4, 1999, Mr. Watts purchased the Trust's line of credit and the Trust paid interest to Mr. Watts monthly at the rate of 8.50% from such date through April 27, 1999, at which time the Trust obtained a new line of credit which expires April 27, 2000. The entire proceeds from the new line of credit were used to repay the outstanding indebtedness to Mr. Watts. For a detailed discussion, see "Certain Relationships and Related Transactions" below.


SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Trust's Shares with the cumulative total return of companies on the Standard & Poor's (S&P) 500 Stock Index, the National Association of Real Estate Investment Trusts' ("NAREIT") Equity REIT Total Return Index (the "Equity REIT Index") and the NAREIT Mortgage REIT Total Return Index. The returns are based on the market price of the Shares and assume the reinvestment of dividends. The calculation of total cumulative return assumes a $100 investment in the Shares on December 31, 1993. The comparisons in this table are historical and are not intended to forecast or be indicative of possible future performance of the Trust's Shares.

     Subsequent to the consummation of the Tender Offer in February 1996 and consistent with its growth and expansion strategy, management of the Trust has caused the Trust to expand into additional multifamily property markets, a line of business which is covered by the Equity REIT Index. As a result of the change in the line of business of the Trust, the Trustees believe that, for periods subsequent to the Tender Offer, it is no longer appropriate to compare the performance of the Trust's Shares to companies on the Mortgage REIT Index. Accordingly, the performance of the Trust's Shares has been compared to both the Mortgage REIT Index and the Equity REIT Index assuming a $100 investment on December 31, 1993.


                                     [GRAPH]


------------------------------------------------------------------------------------------------------
                                         1993       1994       1995       1996       1997       1998
------------------------------------------------------------------------------------------------------
Vinings Investment Properties Trust       100        134        142        236        236        242
NAREIT Equity Index                       100        103        119        161        193        160
NAREIT Mortgage Index                     100        76         124        187        194        137
S&P 500 Index                             100        101        139        171        228        294




                               PROPOSALS TO AMEND
                            THE DECLARATION OF TRUST

     The Board of Directors has approved and recommends that shareholders of the Trust approve the amendments to the Declaration of Trust described in Proposal 2, Proposal 3 and Proposal 4. If any of Proposal 2, Proposal 3 or Proposal 4 is approved by the shareholders of the Trust, the Trustees will take such action as may be deemed necessary or desirable to effect such action, including the execution and filing of a Third Amended and Restated Declaration of Trust which will reflect the amendments contained in each of the approved proposals. The following description of the terms of the proposed amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the proposed Third Amended and Restated Declaration of Trust, which is attached hereto as Exhibit A to this Proxy Statement. The current Declaration of Trust is attached hereto as Exhibit B to this Proxy Statement. The Board of Trustees urges shareholders to read carefully the following description and discussion of the amendments and Exhibits A and B before voting on the proposals.



                                   PROPOSAL 2

        PROPOSAL TO DECREASE AUTHORIZED SHARES OF BENEFICIAL INTEREST AND
             CLASSIFY SHARES AS COMMON SHARES OF BENEFICIAL INTEREST

     Proposal 2 is a proposal to amend the Declaration of Trust to decrease the total number of authorized shares of beneficial interest ("Shares") from unlimited to 25,000,000 and to classify all such Shares as common shares of beneficial interest ("Common Shares") or, if Proposal 3 is also approved, to decrease the total number of authorized Shares from unlimited to 32,050,000 and to classify 25,000,000 of such Shares as Common Shares, with the remaining 7,050,000 Shares being classified as preferred shares of beneficial interest ("Preferred Shares").

     The Declaration of Trust currently authorizes the Board of Trustees to issue an unlimited number of Shares without requiring the Board of Trustees to seek shareholder approval for any specific issuance. If Proposal 2 is approved by the shareholders of the Trust, the Board of Trustees would be required to obtain shareholder approval for any issuance of Shares in excess of 25,000,000 and all such Shares would be classified as Common Shares. If, in addition to approving Proposal 2, the shareholders of the Trust also approve Proposal 3, the Board of Trustees would be required to obtain shareholder approval for any issuance of Shares in excess of 32,050,000 and 25,000,000 of such Shares would be classified as Common Shares and 7,050,000 Shares would be classified as Preferred Shares. As of May 18, 1999, there were 1,100,504 Shares issued and outstanding. In addition, as of May 18, 1999, 134,305 Shares were reserved for issuance under the Trust's 1997 Stock Option and Incentive Plan.

     The Board of Trustees believes that it is in the best interests of the shareholders and the Trust to give shareholders the right to control issuances of Shares by the Board of Trustees in excess of a certain number of Shares by requiring that the shareholders approve any such issuances, rather than allowing the Board of Trustees to unilaterally issue an unlimited number of Shares. The Board of Trustees believes that following the approval of Proposal 2 by the shareholders of the Trust (whether or not Proposal 3 is also approved by the shareholders of the Trust), there will be sufficient authorized but unissued Common Shares to provide the Trust with the flexibility it might need to issue Common Shares in connection with possible future financings, stock dividends or distributions, acquisitions or other proper purposes which may be identified by the Board of Trustees in the future. The Board of Trustees currently has no negotiations, understandings, agreements or arrangements concerning the issuance of Common Shares, except that the Board of Trustees is currently considering whether to authorize the issuance of up to 29,000 Shares to MFI Reality, Inc. as a fee in connection with the Heritage Transaction, which transaction is described in detail in the Trust's Current Report on Form 8-K filed with the SEC on April 29, 1999.


VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon is required to approve Proposal 2.

                   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                  PROPOSAL 2.



                                   PROPOSAL 3

        AUTHORIZE A NEW CLASS OF PREFERRED SHARES OF BENEFICIAL INTEREST

     Proposal 3 is a proposal to amend the Declaration of Trust to authorize a new class of 7,050,000 Preferred Shares which, upon the affirmative vote of two-thirds of the members of the Board of Trustees, may be issued in such amounts, in one or more series, and with such designations, preferences, limitations and relative rights for each series as the Board of Trustees shall determine.

     The purpose of this amendment is to provide the Board of Trustees added flexibility by having Preferred Shares available for issuance in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Trust. The Preferred Shares will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Trustees in its sole discretion, without further authorization by the Trust's shareholders. By not specifying the rights of the additional Preferred Shares in the Declaration of Trust and by authorizing the Board of Trustees to determine such rights by resolution, the Board of Trustees will retain maximum flexibility for the purposes described above.

     It is not possible to determine the actual effect of the Preferred Shares on the rights of the shareholders of the Trust until the Board of Trustees determines the rights of the holders of a series of the Preferred Shares.
However, such effects might include: (i) restrictions on the payment of dividends to holders of Shares or Common Shares, as the case may be; (ii) dilution of voting power to the extent that the holders of Preferred Shares are given voting rights; (iii) dilution of the equity interests and voting power if the Preferred Shares are convertible into Shares or Common Shares, as the case may be; and (iv) restrictions upon any distribution of assets to the holders of Shares or Common Shares, as the case may be, upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Shares.

     The Board of Trustees will make the determination to issue shares of Preferred Shares based upon its judgment as to the best interests of the shareholders and the Trust. Although the Board of Trustees has no present intention of doing so, it could issue shares of Preferred Shares (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Trust by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Trustees such action would be in the best interests of the shareholders and the Trust, the issuance of Preferred Shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Trust, for example, by the sale of Preferred Shares to purchasers favorable to the Board of Trustees. In addition, the Board of Trustees could authorize holders of a series of Preferred Shares to vote either separately as a class or with the holders of Shares or Common Shares, as the case may be, on any merger, sale or exchange of assets by the Trust or any other extraordinary corporate transaction. The existence of the additional authorized Preferred Shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new Preferred Shares could also be used to dilute the capital stock ownership of a person or entity seeking to obtain control of the Trust should the Board of Trustees consider the action of such entity or person not to be in the best interests of the shareholders and the Trust. The Board of Trustees currently has no negotiations, understandings, agreements or arrangements concerning the issuance of Preferred Shares.


VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon is required to approve Proposal 3.


                   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                  PROPOSAL 3.



                                   PROPOSAL 4

     Proposal 4 is a proposal to amend the Declaration of Trust to (a) provide the Trust with a perpetual existence, (b) remove all references and provisions relating to the Trust's being externally-advised and the Trust's prior operations as a mortgage real estate investment trust, (c) eliminate those provisions that prohibit the Trust from investing in certain investments in which a Trustee or officer of the Trust has an interest and (d) eliminate those provisions that require the Trust to disclose certain publicly-available financial information to shareholders on a quarterly basis.


PERPETUAL EXISTENCE

     The Trustees have adopted a resolution approving, and recommending to the Trust's shareholders for their approval, an amendment to the Declaration of Trust to provide the Trust with a perpetual life, unless the Trust is earlier terminated by the affirmative vote of the holders of at least a majority of the outstanding Shares.

     Prior the February 1996, the Trust (then known as Mellon Participating Mortgage Trust, Commercial Properties Series 85/10) was a REIT, the purpose of which was to invest in participating, shared appreciation, convertible and fixed-rate mortgages secured by office, industrial and retail facilities located throughout the United States (a "Mortgage REIT") and its original intent was to terminate within approximately ten years, but in no event later than twenty years. The Trustees were in the process of the orderly liquidation of assets and the distribution of proceeds when the Trust entered into an agreement on December 21, 1995 with an affiliate of the current management of the Trust to commence a cash tender offer to acquire a minimum of a majority and a maximum of 85% of the outstanding Shares of the Trust (the "Tender Offer"). The purpose of the Tender Offer was for the purchaser to acquire control of the Trust and refocus its investments from mortgages to equity investments. Upon consummation of the Tender Offer, management of the Trust caused the Trust to cease being a Mortgage REIT and, consistent with the Trust's growth and expansion strategy, the Trust has begun to rebuild its assets by expanding into the multifamily markets. Therefore the original intent to terminate after approximately ten years but in no event later than twenty years is no longer appropriate and is a hindrance in furthering the Trust's growth and expansion strategy.


REMOVAL OF REFERENCES TO EXTERNAL ADVISOR AND MORTGAGE REIT

     The Trustees have adopted a resolution approving, and recommending to the Trust's shareholders for their approval, an amendment to the Declaration of Trust that removes all references and provisions relating to (i) the Trust being externally-advised and (ii) the Trust's prior operation as a Mortgage REIT in the Declaration of Trust.

         As described above, since the consummation of the Tender Offer, the Trust has not been operated as a Mortgage REIT, but rather has expanded into the multifamily property markets. Accordingly, references and provisions in the Declaration of Trust relating to the Trust's prior operations as a Mortgage REIT are inappropriate and should, therefore, be removed.

     Furthermore, prior to the Tender Offer, the Trust was an externally-advised REIT for which it paid advisory fees to an unrelated third party (the "Advisor"). Upon the consummation of the Tender Offer, however, the relationship with the Advisor was terminated and the Trust became self-administered. Accordingly, references and provisions in the Declaration of Trust relating to an external advisor are inappropriate and should, therefore, be removed.


INTERESTED TRANSACTIONS

     The Trustees have adopted a resolution approving, and recommending to the Trust's shareholders for their approval, an amendment to the Declaration of Trust that eliminates the prohibition on the Trust's ability to invest, directly or indirectly in an investment in (a) real property, (b) any indebtedness or obligation that is secured or collateralized by an interest in real property or
(c) an entity, in which any Trustee is an investor, creditor or owner.

     Since the consummation of the Tender Offer, management's growth and expansion strategy has been to rebuild the Trust's assets by acquiring multifamily properties that meet certain investment criteria. Execution of this strategy may include the potential acquisition of certain properties within the existing multifamily property portfolios of entities affiliated with management of the Trust as well as the acquisition of properties from unaffiliated third parties. In addition, it has been the Trustees intent for the Trust to eventually become a self-managed REIT, through the purchase, merger or other acquisition of the privately held management company affiliated with the officers of the Trust.

     The existing Declaration of Trust adequately protects the shareholders of the Trust by requiring that any transaction with an affiliate of the Trust receive the approval of a majority of Trustees that do not have any interest in such transaction only after a determination has been made that (a) the transaction is fair and reasonable to the Trust and its shareholders and (b) the terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's-length basis. The Board of Trustees believes that the Declaration of Trust currently provides the shareholders of the Trust with adequate protection and that it is in the best interests of the Trust and its shareholders to provide the Trust with the ability to invest, directly or indirectly, in an investment in which a Trustee or officer (or an affiliated person) has an interest so that the Trust may more effectively pursue its growth and expansion strategy.


ELIMINATION OF REPORTING REQUIREMENTS

     The Trustees have adopted a resolution approving, and recommending to the Trust's shareholders for their approval, an amendment to the Declaration of Trust to remove certain reporting requirements, which require the Trust to disclose to each shareholder, on a quarterly basis, the costs of raising capital and, as applicable, the source of all dividends and distributions.

     The Trust is required to report through its filings with the Securities and Exchange Commission all material transactions that have occurred, including the costs of raising capital and the source of all dividends and distributions of shareholders. This information is made public and is readily available from a number of sources including, at any time, by request from the Trust. In addition, Internal Revenue Code requirements dictate that all dividend and distribution information be reported timely to shareholders. The Trustees believe that the requirements in the Declaration of Trust could be interpreted to mean that additional and costly reporting could be required, in addition to the regulatory requirements that already exist, and that the removal of these requirements is in the best interests of the Trust and its shareholders because such action will lessen the administrative burdens and additional costs that such reporting requirements could place on the Trust.


VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon is required to approve Proposal 4.

                   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                  PROPOSAL 4.



                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

     The following table sets forth, to the best knowledge and belief of the Trust, certain information regarding the beneficial ownership of the Trust's Shares as of May 18, 1999 by (i) each person known by the Trust to be the beneficial owner of more than 5% of the outstanding Shares, (ii) each of the Trustees, (iii) each of the executive officers of the Trust and (iv) all of the Trust's executive officers and Trustees as a group.


                                                                                   Shares
                       Trustees, Executive Officers                             Beneficially         Percent of
                              and 5% Shareholders                                 Owned (1)           Class (2)
                              -------------------                                 ---------           ---------

         Financial & Investment Management Group, Ltd..................         310,758(3)             28.24%
         Paul H. Sutherland, CFP, President
         417 St. Joseph Street
         P.O. Box 40
         Suttons Bay, MI  49682

         Clifford K. Watts.............................................          90,000(4)              8.18%
         6565 Red Hill Road
         Boulder, CO 80302


         Peter D. Anzo.................................................         138,312(5)             12.13%
         Stephanie A. Reed.............................................          25,018(6)              2.25%
         Phill D. Greenblatt...........................................          32,505(7)              2.93%
         Henry Hirsch..................................................          68,512(8)              6.17%
         Martin H. Petersen............................................          96,785(9)              8.73%
         James D. Ross.................................................          4,000(10)              *
         Gilbert H. Watts, Jr..........................................         11,855(11)              1.06%
                                                                                ----------
         All Trustees and officers as a group (7 persons)                       376,987(12)            31.69%

         ------------------
         *     Less than 1%

(1) Beneficial share ownership is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include Shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.


(2) Percentages are calculated on the basis of 1,100,504 Shares outstanding as of May 18, 1999, together with applicable options to purchase Shares of each shareholder.

(3) Based on an Amended Schedule 13D filed with the Securities and Exchange Commission on or about April 20, 1999, Financial & Investment Management Group, Ltd. ("FIMG") and Paul H. Sutherland, CFP, President, have shared dispositive and voting power with respect to all such Shares.

(4) Based on a Schedule 13D filed with the Securities and Exchange Commission on March 2, 1998.

(5) Includes 40,000 Shares that Mr. Anzo may acquire upon the exercise of options within 60 days of May 18, 1999. Amounts reported herein do not include 24,785 Shares beneficially owned by ANTS, Inc., ("ANTS"), which Mr. Anzo may be deemed to beneficially own by virtue of his being a director, officer and minority shareholder of ANTS. Mr. Anzo expressly disclaims beneficial ownership of all such Shares and the filing of this report shall not be deemed an admission that Mr. Anzo is the beneficial owner of such Shares.

(6) Includes 12,500 Shares that Ms. Reed may acquire upon the exercise of options within 60 days of May 18, 1999.

(7) Includes 8,500 Shares that Mr. Greenblatt may acquire upon the exercise of options within 60 days of May 18, 1999.

(8) Includes 8,500 Shares that Mr. Hirsch may acquire upon the exercise of options within 60 days of May 18, 1999.

(9) Includes 8,000 Shares that Mr. Petersen may acquire upon the exercise of options within 60 days of May 18, 1999. Amounts reported herein do not include 24,785 Shares beneficially owned by A&P Investors, Inc., ("A&P"), which Mr. Petersen maybe deemed to beneficially own by virtue of his being a director, officer and minority shareholder of A&P. Mr. Petersen expressly disclaims beneficial ownership of all such Shares and the filing of this report shall not be deemed an admission that Mr. Petersen is the beneficial owner of such Shares.

(10) Includes 3,000 Shares that Mr. Ross may acquire upon the exercise of options within 60 days of May 18, 1999.

(11) Includes 8,500 Shares that Mr. Watts may acquire upon the exercise of options within 60 days of May 18, 1999. Mr. Watts may be deemed to beneficially own 3,355 Shares by virtue of his position as Managing Partner of Watts Agent, L.P. ("Watts LP"). Mr. Watts and Watts LP have shared dispositive and voting power with respect to all such Shares.

(12) Includes  89,000  Shares  that may be  acquired  by such  persons  upon the
     exercise    of    options    within    60   days    of   May   18,    1999.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Trust entered into management agreements with Vinings Properties, Inc., an affiliate of Mr. Anzo and Ms. Reed, to provide property management services for The Thicket Apartments ("Thicket") and Windrush Apartments ("Windrush") for a fee equal to a percentage of gross revenues plus a fee for data processing. A total of $215,392 in management and data processing fees was incurred by the Trust during 1998. On January 1, 1999, the Trust entered into new management agreements with VIP Management, LLC, also an affiliate of Mr. Anzo and Ms. Reed, to provide management services for Thicket, Windrush and Peachtree Business Center ("Peachtree") on substantially the same terms as the previous agreements.

     In addition, as a commitment to the rebuilding of the Trust, prior to 1998 The Vinings Group, Inc., an affiliate of Mr. Anzo and Ms. Reed and the parent corporation of Vinings Properties, Inc., (collectively, "The Vinings Group"), provided numerous services at no cost to the Trust relating to administration, acquisition, and capital and asset advisory services. Certain direct costs paid on the Trust's behalf were reimbursed to The Vinings Group and beginning January 1, 1998, The Vinings Group charged the Trust for certain overhead charges. However, while the Trust has been in its initial growth stages, The Vinings Group has been committed to providing as many services as possible to promote the Trust's growth. A total of $45,000 was paid for 1998 to The Vinings Group for shareholder services provided for the sole benefit of the Trust by one of The Vinings Group's employees. In addition, a total of $105,000 was incurred for the year ended December 31, 1998 to The Vinings Group for the reimbursement of overhead expenses, which includes salaries and benefits for other employees hired by The Vinings Group for the benefit of the Trust.

     On June 28, 1998 the Trust renewed its line of credit in the amount of $2,000,000 for six months, which expired on December 28, 1998. The Trust did not renew the line of credit at that time and the bank informally extended the due date to February 4, 1999 with interest continuing to be paid monthly until the Trust secured alternative financing. On February 4, 1999 Mr. Watts, an independent Trustee of the Trust, purchased the line of credit from the bank and the Trust paid interest to Mr. Watts monthly at the annual rate of 8.50% from such date through April 27, 1999. At that time, the Trust obtained a new line of credit, the entire proceeds of which were used to repay the outstanding indebtedness to Mr. Watts.

     The Trust believes that all of the above relationships and transactions are fair and reasonable and are on terms at least as favorable to the Trust as those which might have been obtained with unrelated third parties.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Trust's officers, Trustees and beneficial owners of more than 10% of the Trust's Shares are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Trust. Based solely on a review of the copies of reports and amendments thereto furnished to the Trust and written representations that no other reports were required, the Trust believes that during its 1998 fiscal year, no person who was a Trustee, officer or greater than 10% beneficial owner of the Trust's Shares failed to file on a timely basis any report required by Section 16(a), except in the case of a certain report of Stephanie A. Reed and certain amendments to reports of Peter D. Anzo, Stephanie A. Reed, Martin H. Petersen, Gilbert H. Watts, Jr., Phill D. Greenblatt, Henry Hirsch and Thomas B. Bender.



         SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2000 annual meeting of shareholders of the Trust must be received by the Trust on or before February 10, 2000 in order to be considered for inclusion in the Trust's proxy statement for such meeting. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: Secretary, Vinings Investment Properties Trust, 3111 Paces Mill Road, Suite A-200, Atlanta, GA 30339.



                              INDEPENDENT AUDITORS

     The Board of Trustees has selected the firm of Arthur Andersen LLP, independent public accountants, as the auditors of the financial statements of the Trust and its subsidiaries for its current fiscal year ending December 31, 1999. A member of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for fiscal 1998.

     The following disclosure appeared in the Trust's Current Report on Form 8-K filed with the SEC on January 8, 1997:

     On January 8, 1997, Vinings Investment Properties Trust (the "Registrant") dismissed Ernst & Young LLP as independent public accountants for the Registrant. For the fiscal year ended December 31, 1994 ("Fiscal 1994"), Kenneth Leventhal & Company (succeeded by merger with Ernst & Young LLP) had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1995 ("Fiscal 1995"), Ernst & Young LLP had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1996 ("Fiscal 1996") and through the dismissal of Ernst & Young LLP on January 8, 1997, Ernst & Young LLP served as the Registrant's independent public accountants but did not examine and/or report upon the Registrant's financial statements.

     On January 9, 1997, the Registrant engaged Arthur Andersen LLP as the independent public accountants to examine and report upon the Registrant's financial statements for Fiscal 1996. The change in independent public accountants followed a decision by management and approval by the Audit Committee and the Board of Trustees, that it was in the best interest of the Registrant to review the relationship between the Registrant and its independent public accounting firm with respect to services provided and fees charged. The Audit committee solicited and received proposals from, and interviewed Ernst & Young LLP,

     Deloitte & Touche LLP and Arthur Andersen LLP concerning audit and certain tax services to be provided for Fiscal 1996 prior to making the decision to dismiss Ernst & Young LLP and to engage Arthur Andersen LLP. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging Arthur Andersen LLP, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     In connection with the audits of Fiscal 1994 and Fiscal 1995 and through the dismissal of Ernst & Young LLP on January 8, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the Registrant's two most recent fiscal years and through the dismissal of Ernst & Young LLP on January 8, 1997, none of the kind of events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred.

     Neither the audit reports of Kenneth Leventhal & Company on the consolidated financial statements of the Registrant for Fiscal 1994 nor the audit reports of Ernst & Young LLP on the consolidated financial statements of the Registrant for Fiscal 1995 contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Registrant has provided Ernst & Young LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the filing of this report with the Securities and Exchange Commission. The Registrant has requested and received a letter from Ernst & Young LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and such letter is included in this filing as an exhibit.



                                  OTHER MATTERS

     The Board of Trustees does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.


     WHETHER  OR NOT YOU PLAN TO ATTEND THE  ANNUAL  MEETING IN PERSON,  YOU ARE
REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                       VININGS INVESTMENT PROPERTIES TRUST

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 29, 1999


The undersigned hereby constitutes and appoints Peter D. Anzo and Stephanie A. Reed, and each of them, as Proxies of the undersigned, with full power to appoint his or her substitute, and authorizes each of them to represent and vote all Shares of Beneficial Interest of Vinings Investment Properties Trust (the "Trust") held of record as of the close of business on June 4, 1999, at the Annual Meeting of Shareholders (the "Annual Meeting") of the Trust to be held at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, at 10:00 a.m. Eastern Time, on June 29, 1999, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted "FOR" the election of the seven nominees for Trustees set forth in Proposal 1 and "FOR" each of Proposal 2, Proposal 3 and Proposal 4. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement and the Trust's Annual Report to Shareholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                       VININGS INVESTMENT PROPERTIES TRUST

                Please vote and sign on the other side and return
                       promptly in the enclosed envelope.

                        Do not forget to date your proxy.

Please sign name exactly as shown. Where there is more than one holder, each should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.

-------  Please mark vote
   X     as in this example
--------

     PROPOSAL 1. Proposal to elect seven Trustees, each to serve for a one-year term until the election and qualification of his or her successor.

     NOMINEES: Peter D. Anzo, Stephanie A. Reed, Phill D. Greenblatt, Henry Hirsch, Martin H. Petersen, James D. Ross and Gilbert H. Watts, Jr.

          --------                  --------              --------
   FOR                     AGAINST               FOR ALL
                                                 EXCEPT
          --------                  --------              --------

If you do not wish your shares voted FOR a particular nominee, mark the FOR ALL EXCEPT box and strike a line through that nominee's name. Your shares will be voted for the remaining nominee(s).



     PROPOSAL 2. To approve a proposal to amend the Trust's Declaration of Trust to decrease the total number of authorized shares of beneficial interest from unlimited to 25,000,000 and to classify all such shares as common shares of beneficial interest or, if Proposal 3 is also approved by the shareholders, to decrease the total number of authorized shares of beneficial interest from unlimited to 32,050,000 and to classify 25,000,000 of such shares as common shares of beneficial interest, as described in the Proxy Statement.


          --------                  --------              --------
   FOR                     AGAINST               ABSTAIN

          --------                  --------              --------

     PROPOSAL 3. To approve a proposal to amend the Trust's Declaration of Trust to authorize a new class of 7,050,000 preferred shares of beneficial interest which, upon the affirmative vote of two-thirds of the Board of Trustees, may be issued in such amounts, in one or more series, and with such designations, preferences, limitations and relative rights for each series as the Board of Trustees shall determine, as described in the Proxy Statement.


          --------                  --------              --------
   FOR                     AGAINST               ABSTAIN

          --------                  --------              --------

     PROPOSAL 4. To approve a proposal to amend the Trust's Declaration of Trust to (a) provide the Trust with a perpetual existence, (b) remove all references and provisions relating to the Trust's being externally-advised and the Trust's prior operations as a mortgage real estate investment trust, (c) eliminate those provisions that prohibit the Trust from investing in certain investments in which a Trustee or officer of the Trust has an interest and (d) eliminate those provisions that require the Trust to mail to shareholders certain financial information that is required to be disclosed to all shareholders, as described in the Proxy Statement.


          --------                  --------              --------
   FOR                     AGAINST               ABSTAIN

          --------                  --------              --------

         Proposal 5. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


                   Please be sure to sign and date this proxy


                           Date:   _________________________________

                   Signature(s):   _________________________________

                       CHANGE OF   _________________________________
                        ADDRESS?   _________________________________